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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      Commission File Number:
                 MAY 1, 2001                                     0-21213



                           LCC INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                                           54-1807038
(State or other jurisdiction                                (IRS Employer
      of incorporation)                                Identification Number)



                           7925 JONES BRANCH DRIVE
                           MCLEAN, VIRGINIA  22102
             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                (703) 873-2000


        (Former name or former address, if changed since last report)

                                NOT APPLICABLE



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                           LCC INTERNATIONAL, INC.

ITEM 5         OTHER EVENTS

        On May 1, 2001, LCC International, Inc. issued a press release announcing it revenues and operating results for the first quarter of 2001. Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the May 1, 2001 press release.



ITEM 7         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

               (c)    Exhibits.

99. Press Release, dated May 1, 2001, regarding LCC International, Inc.'s first quarter 2001 revenues and operating results.


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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LCC INTERNATIONAL, INC.


Date:  May 3, 2001                         By: /s/Peter A. Deliso
                                              -------------------------------
                                               Peter A. Deliso
                                               Vice President, General Counsel
                                                   and Secretary
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                                EXHIBIT INDEX


Exhibit        Description                                          Page
-------        -----------                                          ----


   99.         Press Release, dated May 1, 2001.                      1



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